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                                                                    EXHIBIT 4.3



                            CERTIFICATE OF TRUST OF
                           PROSPERITY CAPITAL TRUST I


         THIS Certificate of Trust of Prosperity Capital Trust I (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

         1. Name. The name of the business trust formed hereby is Prosperity Capital Trust I.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is First Union Trust Company, National Association, One Rodney Square, 920 King Street, 1st Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust will be effective upon filing.

         IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                    FIRST UNION TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Delaware Trustee


                                    By: /s/ EDWARD L. TRUITT, JR.
                                       ----------------------------------------
                                    Name:  Edward L. Truitt, Jr.
                                    Title: Vice President


                                    /s/ DAVID ZALMAN
                                    -------------------------------------------
                                    DAVID ZALMAN, as Administrative Trustee

                                    /s/ TRACY T. RUDOLPH
                                    -------------------------------------------
                                    TRACY T. RUDOLPH, as Administrative Trustee

                                    /s/ DAVID HOLLAWAY
                                    -------------------------------------------
                                    DAVID HOLLAWAY, as Administrative Trustee